EXHIBIT 10.2

Execution Version

GUARANTY AGREEMENT

dated as of

August 9, 2010

among

WILLIS NORTH AMERICA INC.,

WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY,

THE OTHER GUARANTORS

IDENTIFIED HEREIN

and

BANK OF AMERICA, N.A.,

as Administrative Agent

Exhibits
Exhibit A                     Form of Supplement

Pursuant to Item 601(b) of Regulation S-K the exhibit has been omitted and will be supplied to the Commission upon request.

GUARANTY AGREEMENT (this “Guaranty Agreement”) dated as of August 9, 2010, among WILLIS NORTH AMERICA INC. (the “Borrower”), WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY (the “Parent”), the other Guarantors (as defined below) and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).

Reference is made to the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Parent, the Lenders party thereto and the Administrative Agent.  The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement.  The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Guaranty Agreement.  The Parent and the other Guarantors are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Guaranty Agreement in order to induce the Lenders to extend such credit.  Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement.  (a) Capitalized terms used in this Guaranty Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Guaranty Agreement.

SECTION 1.02. Other Defined Terms.  As used in this Guaranty Agreement, the following terms have the meanings specified below:

“Administrative Agent” has the meaning assigned to such term in the preliminary statement of this Guaranty Agreement.

“Borrower” has the meaning assigned to such term in the preliminary statement of this Guaranty Agreement.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Guaranty Agreement.

“Guaranty Agreement” has the meaning assigned to such term in the preliminary statement of this Guaranty Agreement.

“Guaranteed Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the L/C Issuer, (d) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (e) the successors and assigns of each of the foregoing.

“Guarantors” means the Parent, each of its Subsidiaries identified on Schedule 1.01(b) of the Credit Agreement and each Subsidiary that, at the Parent’s election, becomes a party to this Guaranty Agreement as a Guarantor after the Closing Date.

 “Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans and Letters of Credit, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower to any of the Guaranteed Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and (b) the due and punctual payment of all the obligations of each other Loan Party under or pursuant to this Guaranty Agreement and each of the other Loan Documents.

“Non-Parent Guarantors” means each Guarantor that does not wholly-own (directly or indirectly) the Borrower.

“Parent” has the meaning assigned to such term in the preliminary statement of this Guaranty Agreement.

“Parent Guarantors” means each Guarantor that wholly-owns (directly or indirectly) the Borrower.

ARTICLE II

The Guaranty

SECTION 2.01. Guaranty.  Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations.  Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.  Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment.  Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Guaranteed Parties to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of the Borrower or any other Person.

SECTION 2.03. No Limitations.  (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.12, the obligations of each

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Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of any Guaranteed Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guaranty Agreement; (iii) the release of any security held by any Guaranteed Party for any of the Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).  Each Guarantor expressly authorizes the Guaranteed Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations.  The Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Parent, the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Parent, the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash.  To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Parent, the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement.  Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Guaranteed Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other

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Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Obligation.  Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01. Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03), the Borrower agrees that in the event a payment of an Obligation shall be made by any Guarantor under this Guaranty Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

SECTION 3.02. Contribution and Subrogation.  (a) Each Non-Parent Guarantor (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Non-Parent Guarantor hereunder in respect of any Obligation and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Non-Parent Guarantors on the date hereof (or, in the case of any Non-Parent Guarantor becoming a party hereto pursuant to Section 4.13, the date of the supplement hereto executed and delivered by such Non-Parent Guarantor).  Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment.

(b)           Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that each Non-Parent Guarantor shall have a right of reimbursement and indemnity from each Parent Guarantor (to the extent such Non-Parent Guarantor is a wholly-owned Subsidiary of such Parent Guarantor) for any amount paid by such Non-Parent Guarantor in lieu of a right of contribution between such Non-Parent Guarantor and such Parent Guarantor.

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SECTION 3.03. Subordination.  (a) Notwithstanding any provision of this Guaranty Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.  No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b)           Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE IV

Miscellaneous

SECTION 4.01. Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement.  All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 4.02. Waivers; Amendment.  (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Guaranty Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(a) Neither this Guaranty Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 4.03. Administrative Agent’s Fees and Expenses; Indemnification.  (a) The parties hereto agree that the Administrative Agent shall be entitled to

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reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(a) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.04(b) of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Guaranty Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties.

(b) Any such amounts payable as provided hereunder shall be additional Obligations guaranteed hereunder.  The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Guaranty Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Guaranty Agreement or any other Loan Document, or any investigation made by or on behalf of any Guaranteed Party.  All amounts due under this Section 4.03 shall be payable on written demand therefor.

SECTION 4.04. Successors and Assigns.  Whenever in this Guaranty Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Guaranty Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 4.05. Survival of Agreement.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guaranty Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document, including with respect to any Letter of Credit, is outstanding and unpaid and so long as the Commitments have not expired or terminated.

SECTION 4.06. Counterparts; Effectiveness; Several Agreement.  This Guaranty Agreement may be executed in counterparts, each of which shall constitute an original

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but all of which when taken together shall constitute single contract.  Delivery of an executed signature page to this Guaranty Agreement by facsimile transmission or other electronic imaging means shall be as effective as delivery of a manually signed counterpart of this Guaranty Agreement.  This Guaranty Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Guaranty Agreement or the Credit Agreement.  This Guaranty Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 4.07. Severability.  Any provision of this Guaranty Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.08. Right of Set-Off.  If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Person or Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor then due and owing under this Guaranty Agreement to such Person, irrespective of whether or not such Person shall have made any demand under this Guaranty Agreement.  The rights of each Lender and the L/C Issuer under this Section 4.08 are in addition to other rights and remedies (including other rights of set-off) which such Person may have.

SECTION 4.09. Governing Law; Jurisdiction; Consent to Service of Process.  (a) This Guaranty Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably

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and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Guaranty Agreement or any other Loan Document shall affect any right that any of the parties hereto, the L/C Issuer or any Lender may otherwise have to bring any action or proceeding relating to this Guaranty Agreement or any other Loan Document against any Guarantor, in the courts of any jurisdiction.

(c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 4.09.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) The Parent hereby irrevocably appoints Adam G. Ciongoli (c/o Willis North America Inc., One World Financial Center, 200 Liberty Street, 7th floor, New York, New York 10281), and the Borrower hereby appoints CT Corporation, in each case, as its authorized agent in the Borough of Manhattan of the City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Parent or the Borrower, as applicable, by the person serving the same in the manner provided for notices in Section 4.01, shall be deemed in every respect effective service of process upon such party in any such suit or proceeding.  The Parent and the Borrower further agree to take any and all action as may be necessary to maintain such designation and appointment of such agents in full force and effect from the date hereof until the Commitments have expired or been terminated and all Obligations shall have been indefeasibly paid in full.  Each other Guarantor irrevocably consents to service of process delivered by hand or overnight courier service, mailed by certified or registered mail, to Willis North America Inc., One World Financial Center, 200 Liberty Street, 7th floor, New York, New York 10281 (Attention: Adam G. Ciongoli), and the Administrative Agent irrevocably consents to service of process in the manner provided for notices in Section 4.01.  Nothing in this Guaranty Agreement or any other Loan Document will affect the right of any party to this Guaranty Agreement to serve process in any other manner permitted by law.

SECTION 4.10. WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE

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BEEN INDUCED TO ENTER INTO THIS GUARANTY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.10.

SECTION 4.11. Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Guaranty Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Guaranty Agreement.

SECTION 4.12. Termination.  (a) Subject to Section 2.04, this Guaranty Agreement and the Guarantees made herein shall terminate when all the outstanding Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement.

(b) A Guarantor (other than the Parent) shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary of the Parent; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

SECTION 4.13. Additional Guarantors.  If the Parent, at its option pursuant to the Credit Agreement or otherwise, at any time elects that additional Subsidiaries become Guarantors hereunder after the date hereof, then such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein upon (a) execution and delivery by the Administrative Agent and  such Subsidiary of an instrument in the form of Exhibit A hereto and (b) delivery to the Administrative Agent of such Organization Documents, resolutions and favorable opinions of counsel or may be requested by the Administrative Agent in its reasonable discretion, all in form, content and scope reasonably satisfactory to the Administrative Agent.  The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder.  The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Guaranty Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Guaranty Agreement as of the day and year first above written.

BORROWER:	WILLIS NORTH AMERICA INC.

	By:	/s/ Don Bailey
	Name:	Don Bailey
	Title:	Chief Executive Officer

[Guaranty Agreement – Willis North America Inc.]

SIGNED AND DELIVERED for and on behalf of and as the deed of WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY by its lawfully appointed attorney in the presence of:	/s/ Michael K. Neborak
Michael K. Neborak
/s/ Nicole Napolitano	Chief Financial Officer
(Witness' Signature)

One World Financial Center, 200 Liberty Street, NY, NY 10281
(Witness' Address)

Deputy Company Secretary and Associate General Counsel
(Witness' Occupation)

[Guaranty Agreement – Willis North America Inc.]

EXECUTED and DELIVERED as a deed	)
by and on behalf of	)
TA I LIMITED	)
)
)
/s/ Shaun Bryant
Shaun Bryant signing under a power of attorney dated 28 July 2010

in the presence of:	)	/s/ Sarah Lewis
Name:	)	Sarah Lewis
Address:	)	WILLIS LIMITED
	)	51 LIME STREET
	)	LONDON EC3M 7DQ
)
Occupation:	)	COMPANY SECRETARY

EXECUTED and DELIVERED as a deed	)
by and on behalf of	)
TA II LIMITED	)
)
)
/s/ Shaun Bryant
Shaun Bryant signing under a power of attorney dated 28 July 2010

in the presence of:	)	/s/ Sarah Lewis
Name:	)	Sarah Lewis
Address:	)	WILLIS LIMITED
	)	51 LIME STREET
	)	LONDON EC3M 7DQ
)
Occupation:	)	COMPANY SECRETARY

[Guaranty Agreement – Willis North America Inc.]

EXECUTED and DELIVERED as a deed	)
by and on behalf of	)
TA III LIMITED	)
)
)
/s/ Shaun Bryant
Shaun Bryant signing under a power of attorney dated 28 July 2010

in the presence of:	)	/s/ Sarah Lewis
Name:	)	Sarah Lewis
Address:	)	WILLIS LIMITED
	)	51 LIME STREET
	)	LONDON EC3M 7DQ
)
Occupation:	)	COMPANY SECRETARY

EXECUTED and DELIVERED as a deed	)
by and on behalf of	)
TA IV LIMITED	)
)
)
/s/ Shaun Bryant
Shaun Bryant signing under a power of attorney dated 28 July 2010

in the presence of:	)	/s/ Sarah Lewis
Name:	)	Sarah Lewis
Address:	)	WILLIS LIMITED
	)	51 LIME STREET
	)	LONDON EC3M 7DQ
)
Occupation:	)	COMPANY SECRETARY

[Guaranty Agreement – Willis North America Inc.]

EXECUTED and DELIVERED as a deed	)
by and on behalf of	)
TRINITY ACQUISITION PLC	)
)
)
/s/ Shaun Bryant
Shaun Bryant signing under a power of attorney dated 28 July 2010

in the presence of:	)	/s/ Sarah Lewis
Name:	)	Sarah Lewis
Address:	)	WILLIS LIMITED
	)	51 LIME STREET
	)	LONDON EC3M 7DQ
)
Occupation:	)	COMPANY SECRETARY

EXECUTED and DELIVERED as a deed	)
by and on behalf of	)
WILLIS GROUP LIMITED	)
)
)
/s/ Shaun Bryant
Shaun Bryant signing under a power of attorney dated 28 July 2010

in the presence of:	)	/s/ Sarah Lewis
Name:	)	Sarah Lewis
Address:	)	WILLIS LIMITED
	)	51 LIME STREET
	)	LONDON EC3M 7DQ
)
Occupation:	)	COMPANY SECRETARY

[Guaranty Agreement – Willis North America Inc.]

EXECUTED and DELIVERED as a deed	)
by and on behalf of	)
WILLIS INVESTMENT UK	)
HOLDINGS LIMITED	)
)
/s/ Shaun Bryant
Shaun Bryant signing under a power of attorney dated 28 July 2010

in the presence of:	)	/s/ Sarah Lewis
Name:	)	Sarah Lewis
Address:	)	WILLIS LIMITED
	)	51 LIME STREET
	)	LONDON EC3M 7DQ
)
Occupation:	)	COMPANY SECRETARY

[Guaranty Agreement – Willis North America Inc.]

WILLIS NETHERLANDS HOLDINGS B.V.

By:	/s/ A.C. Konijnendijk
Name:	A.C. Konijnendijk
Title:	Managing Director A

[Guaranty Agreement – Willis North America Inc.]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Aamir Saleem
Name:	Aamir Saleem
Title:	Vice President

[Guaranty Agreement – Willis North America Inc.]